                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         MAY 2, 2003
                                                 ----------------------------

COMMISSION FILE NUMBER:                      1-5273-1
                       ---------------------------------------------------------


                                STERLING BANCORP
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NEW YORK                                       13-2565216
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(STATE OF OTHER JURISDICTION                            (IRS EMPLOYER
 OF INCORPORATION)                                      IDENTIFICATION NO.)


         650 FIFTH AVENUE, NEW YORK, NEW YORK           10019-6108
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                 (212) 757-3300
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
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              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)
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ITEM 5
OTHER EVENTS

On May 2, 2003, the Company issued a press release announcing a presentation on May 7, 2003 by John C. Millman, President of Sterling Bancorp, and by Michael Bizenov, President of Sterling National Mortgage Company, Inc., as part of the Keefe, Bruyette & Woods, Inc. New York Bank Field Trip and Conference. The press release is included herein as Exhibit 99.1.

ITEM 7
FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)       Financial Statements of the Business Acquired.
          Not Applicable


(b)       Pro Forma Financial Information
          Not Applicable

(c)       Exhibits
          99.1     Press Release dated May 2, 2003

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    May 5, 2003



BY:      /s/ JOHN W. TIETJEN
         -----------------------------------
         JOHN W. TIETJEN
         Executive Vice President, Treasurer
         and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number
------
 99.1     Press Release dated May 2, 2003.